EXHIBIT 24.5


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 10, 1996 included in Network Long Distance, Inc.'s Form 8-K/A dated August 5, 1996, and to all references to our Firm included in this registration statement.

                                   /s/ YOUNT, HYDE & BARBOUR, P.C.
                                   ------------------------------
                                   Yount, Hyde & Barbour, P.C.

Culpeper, Virginia
August 27, 1996